EXHIBIT 10.1

FOURTH AMENDED AND RESTATED SCHEDULES
TO THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT
A Third Amended and Restated Omnibus Agreement was executed as of July 1, 2014, and amended as of December 31, 2014 and July 1, 2015 (collectively, the “Third Amended and Restated Omnibus Agreement”), among Tesoro Corporation, on behalf of itself and the other Tesoro Entities, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC, as amended by the First Amended and Restated Schedules to Third Amended and Restated Omnibus Agreement, executed November 12, 2015, the Second Amended and Restated Schedules to Third Amended and Restated Omnibus Agreement, executed July 1, 2016, and the Third Amended and Restated Schedules to Third Omnibus Agreement, executed September 16, 2016. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Third Amended and Restated Omnibus Agreement.
The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 9.12 of the Third Amended and Restated Omnibus Agreement, such amended and restated Schedules shall replace the prior Third Amended and Restated Schedules as of the date hereof and shall be incorporated by reference into the Third Amended and Restated Omnibus Agreement for all purposes.
Executed effective as of November 21, 2016.

TESORO CORPORATION

By:	/s/ Gregory J. Goff
Gregory J. Goff
President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC
TESORO ALASKA COMPANY LLC

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Managers and President

TESORO COMPANIES, INC.

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

Signature Page 1 of 2 to Fourth Amended and Restated
Schedules to Third Amended and Restated Omnibus Agreement

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC, its general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Signature Page 2 of 2 to Fourth Amended and Restated
Schedules to Third Amended and Restated Omnibus Agreement

Schedule I
Pending Environmental Litigation
For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

The soil and groundwater on the southern central portion of the site near the 24 inch crude oil line have been impacted with hydrocarbons from a release from the line first observed in September 2011. The California Regional Water Quality Control Board issued an Investigative Order dated September 30, 2011 and to date all requirements of the order have been met. Additional investigative or remedial activities may be required.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement dated as of December 6, 2013 (“Carson Assets Indemnity Agreement”), among the Partnership, the General Partner, Tesoro Logistics Operations LLC (the “Operating Company”) and TRMC, supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

Page 1/2 of Schedule I to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

KENAI TANKAGE: Tesoro, Tesoro Alaska, TRMC, the Partnership and the General Partner are subject to a pending consent decree with the United States Environmental Protection Agency and the Department of Justice pursuant to which injunctive relief will be ordered with respect a number of refineries (the “2016 Environmental Consent Decree”).

ANCHORAGE AND FAIRBANKS TERMINALS: Tesoro, Tesoro Alaska, TRMC, the Partnership and the General Partner are subject to the pending 2016 Environmental Consent Decree pursuant to which injunctive relief will be ordered with respect a number of refineries.

The indemnification obligations of the Tesoro Entities under Section 3.1(a) of the Third Amended and Restated Omnibus Agreement with regard to the 2016 Environmental Consent Decree are limited as provided in Schedule IX.

For Martinez Assets Contribution Agreement listed on Schedule VII:

Tesoro, Tesoro Alaska, TRMC, the Partnership and the General Partner are subject to the 2016 Environmental Consent Decree.

Page 2/2 of Schedule I to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule II

Environmental Matters

For Initial Contribution Agreement set forth on Schedule VII:

1.     Anchorage #1 Terminal soil and groundwater have been impacted by gasoline and diesel releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of product from the water table, groundwater treatment, and long-term monitoring.

2.     Anchorage #2 Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing groundwater monitoring and treatment. Off-site groundwater investigations are scheduled for 2012.

3.     Stockton Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks. The site is considered substantially characterized and is undergoing groundwater treatment and groundwater monitoring. Off-site groundwater impacts are commingled with neighboring petroleum storage terminals.

4.     Burley Terminal groundwater was impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater impacts were commingled with neighboring petroleum storage terminals. Hydrocarbon concentrations in groundwater samples do not exceed previously established target levels for groundwater and surface water protection. Regulatory closure is pending.

5.     Wilmington Sales Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater investigation and monitoring is on-going. Tesoro is indemnified by the previous owner for Investigation and remediation obligations.

6.     Salt Lake City Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing removal of product from the water table and long-term monitoring. There are no known soil or groundwater impacts at the Northwest Crude Oil tank farm.

7.     The Stockton Terminal emits volatile organic compounds (VOCs) below “major source” emission criteria. In 2010, the San Joaquin Air Quality Management District announced it is reducing its major source threshold. When the Stockton Terminal expands its operations or increases throughput, the potential to emit VOC will increase and the Stockton terminal will become subject to regulation as a major source. This will require a Title V Air Operating Permit. In addition, the Stockton facility will be required to install an automated continuous emission monitor at a cost of approximately $75,000.

Page 1/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For Amorco Contribution Agreement set forth on Schedule VII:

1.     The soil and groundwater on the site of the Tankage, as defined in the Amorco Contribution Agreement, have been impacted by methyl tertiary butyl ether releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of methyl tertiary butyl ether from the water table, groundwater treatment, and long-term monitoring.

2.     Any environmental violation or contamination due to SHPL, as defined in the Amorco Contribution Agreement, being underground prior to the Closing Date.

For Long Beach Contribution Agreement listed on Schedule VII:

1.     Any environmental violation or contamination, as defined in the Long Beach Contribution Agreement, prior to the Closing Date.

2.     Any anomalies in the Pipeline System that require repair as discovered by the first internal line inspection of any portion of the Pipeline System for which TRMC is notified in writing prior to the First Deadline Date.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For West Coast Assets Contribution Agreement listed on Schedule VII:

1.    Nikiski Terminal. Subsurface soil and groundwater has not been assessed at this facility. There have been no historic releases that have prompted a soil and groundwater investigations. The area within the tank containment berms was lined with low-permeability soils in the early 1990s. The loading rack, fuel filters and piping manifolds are above concrete secondary containment.

Page 2/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

2.     Anacortes Light Ends Rail Facility and planned diesel truck rack areas. Subsurface soil and groundwater has not been assessed at this area of the Anacortes refinery. There have been no historic releases that have prompted a soil and groundwater investigation.

3.    Anacortes Storage Facility. Historic tank overtopping events and tank bottom corrosion releases have impacted soil and groundwater in the shore tank area of the Anacortes refinery. Groundwater near the shore tanks is monitored for natural attenuation. Groundwater between the tanks and the nearby shoreline has not been characterized, however the hydrocarbon concentrations in this area is not expected to be a threat to human health or the environment.

4.    Martinez Refinery LPG Loading Area. Past waste disposal and hydrocarbon releases have impacted areas surrounding the Martinez Refinery LPG loading rack, pad and tanks. Areas north and northeast of the rack were used for past waste disposal. There are documented intra-refinery pipeline releases in the north and western boundaries of the LPG rack concrete pad. The refinery plans to excavate and cap the nearby waste disposal area in 2017. The pipeline releases are being remediated as part of the overall Martinez refinery cleanup. Soil and groundwater directly beneath the loading rack, propane tanks and truck pad have not been sampled.

5.    Tesoro Alaska Pipeline.

•
The pump station for the Tesoro Alaska Pipeline is adjacent to the Kenai Refinery Lower Tank Farm. Multiple historic tank and buried pipeline releases have impacted soil and groundwater in the area; however there are no documented releases from the pipeline pump station. The soil and groundwater surrounding the pump station is considered characterized and undergoing groundwater monitoring and treatment.

•
A pipeline release in 2001 resulted in soil, groundwater and surface water impacts in an undeveloped area of the Kenai Peninsula. The quantity of the release is not known. Soil surrounding the release was excavated and stockpiled at the Kenai Refinery while groundwater and surface water were remediated on-site. The Alaska Department of Environmental Conservation issued a No Further Action letter for this cleanup effort in 2008. There are no other known release sites on the pipeline between the Kenai Refinery and Anchorage.

•
Historic spills and releases have impacted the Anchorage #1 terminal, including past releases from the Tesoro Alaska Pipeline receiving station. Groundwater remediation monitoring is ongoing across the Anchorage #1 terminal. In addition, a soil vapor venting system is being installed to address a flame suppressant compound detected in soils near the receiving station control room.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None

Page 3/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

KENAI TANKAGE:

Area of significant groundwater and soil impacts: (1) lower tank farm groundwater impact source area including 1988 jet fuel release and unknown light products release in area of Tank 63, (2) process unit historic releases from oily water sewer system including releases from failed grout in subsurface sewer hubs, (3) groundwater issues generally 35 to 40 feet below ground surface and groundwater impacts in three water-bearing zones below refinery and off-site and (4) possible contributor to refinery-wide groundwater impacts.

ANCHORAGE AND FAIRBANKS TERMINALS:

Pursuant to the Contribution, Conveyance and Assumption Agreement effective as of July 1, 2016 (the “Alaska Assets Contribution Agreement”), among Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Tesoro Logistics Operations LLC, a Delaware limited liability company (the “Operating Company”), Tesoro Alaska Company LLC, a Delaware limited liability company (“TAC”) and Tesoro Corporation, a Delaware corporation (“Tesoro”), TAC contributed 100% of the limited liability company interests (the “TAT Interests”) in Tesoro Alaska Terminals LLC, a Delaware limited liability company (“TAT”), to the General Partner, the General Partner contributed 100% of the TAT Interests to the Partnership, and the Partnership contributed 100% of the TAT Interests to the Operating Company, all on the terms and conditions set forth in that contribution agreement.

Prior to the date of the Alaska Assets Contribution Agreement, TAT acquired certain assets defined as the “Anchorage and Fairbanks Terminals” in the Alaska Assets Contribution Agreement from Flint Hills Resources Alaska, LLC pursuant to an Asset Purchase Agreement, dated November 20, 2015 (the “Flint Hills APA”), by and between Flint Hills Resources Alaska, LLC and TAC. As described in the Flint Hills APA, the following liabilities existed at the Anchorage and Fairbanks Terminals prior to the closing of the transactions contemplated under the Flint Hills APA:

Anchorage Terminal:

1.	Deviations reported under Anchorage Air Permit No. AQ0235TVP03, Issue Date: April 2, 2014, Effective Date: May 2, 2014

•
Flint Hills Resources Alaska, LLC did not submit a report as required under Condition 68 based upon defects listed in Condition 6.3 discovered during the out of service inspection conducted on T-4216 during July 2014. The deviation report covering this incident is set out in the Flint Hills Resources Alaska, LLC deviation report dated January 29, 2015.

Page 4/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

•
Flint Hills Resources Alaska, LLC did not report all emissions or operations that exceed or deviate from the requirements of its permit within 30 days of the end of the month in which the excess emission or deviation occurred. The deviation report covering this incident is set out in the Flint Hills Resources Alaska, LLC deviation report dated January 29, 2015.

•
Flint Hills Resources Alaska, LLC did not perform preventative maintenance in accordance with 40 CFR Subpart ZZZZ within 365 days of effective date on EU IDs 7, 8, and 9. The maintenance was performed 2 days after that date. The deviation report covering this incident is set out in the Flint Hills Resources Alaska, LLC deviation report dated July 30, 2014.

•
Flint Hills Resources Alaska, LLC did not report all emissions or operations that exceed or deviate from the requirements of this permit within 30 days of the end of the month in which the excess emissions or deviation occurred. The deviation report covering this incident is set out in the Flint Hills Resources Alaska, LLC deviation report dated January 29, 2015.

•	On April 10, 2014. ADEC issued Flint Hills Resources Alaska, LLC a letter of Acceptance of the Anchorage Facility Compliance Certificate, and identified 4 deviations from the air permit.

2.
In a letter dated July 22, 2015, the ADEC indicated that the Anchorage Terminal Oil Discharge Prevention and Contingency Plan needed the additional information specified in the July 22, 2015 letter to be submitted in order for the plan renewal to be approved. On September 2, 2015, the facility submitted the requested information and is awaiting ADEC approval.

3.	On May 15, 2015 Flint Hills Resources Alaska, LLC received a notice of failure to pay Air Quality fees relating to Air Permit No. AQ0235TVP03. Those fees were paid on June 2, 2015.

4.	In a letter dated October 1, 2015, ADEC approved the facility’s request for a waiver of secondary containment, subject to the terms of the letter, until March 31, 2016.

5.
On July 24, 2014 ADEC issued a letter to Flint Hills Resources Alaska, LLC advising that Flint Hills Resources Alaska, LLC is a responsible party under Alaska law for the July 22, 2014 Anchorage Facility Jet Fuel release.

6.
On April 21, 2014, ADEC issued a letter to Flint Hills Resources Alaska, LLC advising it that Flint Hills Resources Alaska, LLC is a responsible party under Alaska law for the April 20, 2014 gasoline release.

Fairbanks Terminal:

(i)
In a letter dated May 29, 2015, ADEC detailed items that needed correction related to ADEC’s May 19, 2015 inspection of the terminal and its Oil Discharge Prevention and Contingency Plan. The facility has submitted a response to ADEC and is working with the agency to correct the identified items.

Page 5/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

(ii)
On April 24, 2014 ADEC advised Flint Hills Resources Alaska, LLC that the Primary Response Action Contractor is no longer an ADEC approved and registered contractor. Therefore, Flint Hills Resources Alaska, LLC’s Fairbanks Facility Oil Discharge Prevention and Contingency Plan was out of compliance and needed amendment.

(iii)
Two underground storage tanks are located at the Fairbank Terminal, both of which are used to store heating oil. One underground storage tank was removed from the Purchased Site prior to Flint Hills Resources Alaska, LLC’s leasehold.

(iv)	Asbestos materials has been identified and are known to be located at the Anchorage Facility in the following locations:

Material Type	Location(s)	EPA Category
Gray Caulk (10% Chrysotile)	Fire Pump Room, Warehouse	Category II
Sheetrock (4% Chrysotile)	Boiler Room, Warehouse	Category II
Brown Insulation (5% Chrysotile)	Heat Exchanger Building	Category I
Window Caulk (3% Chrysotile)	Warehouse	Category II
Gray Mastic (10% Chrysotile)	Concrete Pad Near Tank 4136	Category II
Black Mastic (6% Chrysotile)	Concrete Pad Near Tank 4136	Category II
Black Mastic (17% Chrysotile)	Exchanger on West Side of Asphalt Tank Farm	Category II
Black Mastic (6% Chrysotile)	Piping located near railroad tracks on Ocean Dock Road.	Category II
Black Mastic (20% Chrysotile)	Piping on side of Tank 4263, East Tank Farm	Category II
White Insulation (60% Chrysotile)	Piping on side of Tank 4263, East Tank Farm	Category I
Mastic/Insulation (20% Chrysotile)	Top skirt of Tank 4263, East Tank Farm	Category I
Mastic (15% Chrysotile)	Sections of buried pipelines	Category II

In the Flint Hills APA, Flint Hills Resources Alaska, LLC noted that it had no knowledge of other asbestos-containing material currently located at the sites purchased by TAT. However, Flint Hills Resources Alaska, LLC noted that asbestos material has been removed in the past during renovation and/or demolition work at the purchased sites.

Page 6/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Flint Hills Resources Alaska, LLC stated in the Flint Hills APA that it has no knowledge of polychlorinated biphenyls (“PCB”) material or equipment containing PCBs existing at the purchased sites. Flint Hills Resources Alaska, LLC, however, noted that it understands that PCBs may have been present under prior lessees operations of the sites but has no direct knowledge of this.
Flint Hills Resources Alaska, LLC stated in the Flint Hills APA that it understands “disposal areas” to include areas where Hazardous Materials have been Released. See Section 3.11(h) of Seller Disclosure Schedule under the Flint Hills APA for Flint Hills Resources Alaska, LLC’s knowledge regarding disposal areas on the Purchased Sites. In addition, a significant amount of fill material was used to augment the elevation and stability of the soils beneath the Anchorage facility. This fill included debris and materials such as such as wood, metal, and concrete. Flint Hills Resources Alaska LLC stated in the Flint Hills APA that it has no knowledge that the fill material contained Hazardous Materials when it was placed on the site.
Flint Hills Resources Alaska, LLC stated in the Flint Hills APA that:

1.
On July 24, 2014 ADEC issued a letter to Flint Hills Resources Alaska, LLC advising that Flint Hills Resources Alaska, LLC is a responsible party under Alaska law for the July 22, 2014 Anchorage Facility Jet Fuel release.

2.
On April 21, 2014, ADEC issued a letter to Flint Hills Resources Alaska, LLC advising it that Flint Hills Resources Alaska, LLC is a responsible party under Alaska law for the April 20, 2014 gasoline release.

3.
In a letter dated July 22, 2015, ADEC indicated that the Anchorage Terminal Oil Discharge Prevention and Contingency Plan needed the additional information specified in the July 22 letter to be submitted in order for the plan renewal to be approved. On September 2, 2015, the facility submitted the requested information and is awaiting ADEC approval.

Flint Hills Resources Alaska, LLC assumed all environmental liabilities known at the time the Purchased Facilities were acquired from Williams in 2004.
For Martinez Assets Contribution Agreement listed on Schedule VII:

MARTINEZ TANKAGE:

The following pending refinery notices of violation:

1.	Notice issued April 16, 2013 by the Bay Area Air Quality Management District (“BAAQMD”) related to liquid discovered on internal floating roof of Tank 870;

2.	Notice issued February 11, 2014 by BAAQMD related to a leaking PV valve on Tract 3 VRS Tank 613; and

3.	Notice issued August 12, 2014 by BAAQMD related to a ½ inch gap at well sliding cover on Tank 692.

Page 7/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Existing soil and groundwater contamination has been identified and is being managed under existing programs and agreements by TRMC and third parties, within three (3) solid waste management units located on Tract 3 of the Licensed Premises, on which the crude oil, feedstock and refined product storage tankage are situated, with such waste management units being identified as areas within red or green boundary lines on the WMU HAZARD MAP-Orientation Unit Or System Overall General Sheets, as reflected on the Golden Eagle Refinery Plat, Drawing Number 020-DA-518-001, as copy of which is shown below.

SHT-002
SHT-003
SHT-004
SHT-005
SHT-006
SHT-007
SHT-008
SHT-009
SHT-010
SHT-011
SHT-012
SHT-015
SHT-016
SHT-017
SHT-018
SHT-019
SHT-020
SHT-021
SHT-022
SHT-024
SHT-025
SHT-026
SHT-027
SHT-028
SHT-029
SHT-030
SHT-032
SHT-033
SHT-036
SHT-037
SHT-038
SHT-039
SHT-040
SHT-041
SHT-042
SHT-043
SHT-044
SHT-045
SHT-046
SHT-047
SHT-048
SHT-049
SHT-050
SHT-051
SHT-052
SHT-053
SHT-054
SHT-055
SHT-056
SHT-057
SHT-059
SHT-060
SHT-061
SHT-062
SHT-063
SHT-064
SHT-065
SHT-066
SHT-067
SHT-068
SHT-069
SHT-070
SHT-071
SHT-072
SHT-073
SHT-074
SHT-076
SHT-077
SHT-078
SHT-079
SHT-080
SHT-081
SHT-082
SHT-083
SHT-084
SHT-085
SHT-086
SHT-087
SHT-089
SHT-090
SHT-091
SHT-092
SHT-093
SHT-094
SHT-095
SHT-096
SHT-097
SHT-098
SHT-099
SHT-100
SHT-102
WMU-10, 11 & 14
WMU-31
OILY SKIM POND
WMU-13
WMU-32
WMU-4
WMU-5
WMU-3
WMU-2
WMU-1

NOTES:

- GOOGLE IMAGE DATE OF 10/11/2011
- WMU BOUNDARY LOCATIONS PROVIDED BY ART PROJECT GROUP (WWH) • 06/21/2012
- USE FOR GENERAL ORIENTATION ONLY, NOT FOR CONSTRUCTION OR TO REPLACE FIELD SURVEY
- HORIZONTAL ACCURACY ▲ 5'

CLICK AN AREA TO SEE
AN ENLARGED VIEW

NORTH

800 400 0 800 1600 2400

SCALE: 1in = 800ft

REFERENCE DRAWINGS	
DRAWING NUMBER	DESCRIPTION

F3 & Associates, Inc.
LAND SURVEYING & 3D LASER SCANNING
701 East H Street, Benicia, CA 94510
Phone (707)748-4300 · Fax (707)581-0095
www.F3-inc.com

REV	DATE	DESCRIPTION	
1	7/19/2012	WMU-32 BOUNDARY REVISION	

DRAWN: CEM	DATE 3-06-2012	APPROVED FOR CONSTRUCTION	
DESIGN:	DATE	PROJECT NO. / DATE	ENGR. SUPT.
CHECK:	DATE		
APP'D:	DATE	SCALE:	1in = 800ft
EQUIPMENT NOS. NONE			
UNIT NO.	TRACT: X AREA: X	ACAD NO.	020-DA-518-001

TESORO Golden Eagle Refinery

DRAWING NUMBER	REV
020-DA-518-001	1
PTS/SPC NO.

Page 8/8 of Schedule II to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule III

Pending Litigation

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

None.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

None.

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

KENAI TANKAGE: None.

ANCHORAGE AND FAIRBANKS TERMINALS: None.

For Martinez Assets Contribution Agreement listed on Schedule VII:

None.

Page 1/1 of Schedule III to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule IV

Section 4.1(a): General and Administrative Services

(1)	Executive management services of Tesoro employees who devote less than 50% of their business time to the business and affairs of the Partnership, including stock based compensation expense

(2)	Financial and administrative services (including, but not limited to, treasury and accounting)

(3)	Information technology services

(4)	Legal services

(5)	Health, safety and environmental services

(6)	Human resources services

Section 4.1(c)(vii): Other Reimbursable Expenses

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

None.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

None.

Page 1/2 of Schedule IV to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

KENAI TANKAGE: None.

ANCHORAGE AND FAIRBANKS TERMINALS: None.

For Martinez Assets Contribution Agreement listed on Schedule VII:

None.

Page 2/2 of Schedule IV to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule V
ROFO Assets

Asset	Owner

Golden Eagle Avon Wharf Facility (Martinez, California).  A wharf facility located on the Sacramento River near the Golden Eagle Refinery consisting of a single-berth dock and related pipelines. The facility does not have crude oil or refined products storage capacity and receives refined products from the Golden Eagle Refinery through interconnecting pipelines for delivery into marine vessels. The facility can also receive refined products and intermediate feedstocks from marine vessels for delivery to the Golden Eagle Refinery.
TRMC

Nikiski Dock and Storage Facility (Nikiski, Alaska).  A single-berth dock and storage facility located at the Kenai Refinery that includes five crude oil storage tanks with a combined capacity of approximately 930,000 barrels, ballast water treatment capability and associated pipelines, pumps and metering stations. The dock and storage facility receives crude oil from marine tankers and from local production fields via pipeline and truck, and also delivers refined products from the refinery to marine vessels.
Tesoro Alaska

Anacortes Marine Terminal (Anacortes, Washington).  A marine terminal located at the Anacortes Refinery consisting of a crude oil and refined products wharf facility. The marine terminal receives crude oil and other feedstocks from marine vessels and third-party pipelines for delivery to the Anacortes Refinery. The facility also delivers refined products from the Anacortes Refinery to marine vessels.
TRMC

Page 1/1 of Schedule V to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule VI
Existing Capital and Expense Projects
For Initial Contribution Agreement listed on Schedule VII:

Expense Projects

None.

Capital Projects

1.     That certain project related to AFE # 102120001, which provides for side stream ethanol blending into all gasoline at the Salt Lake City terminal by adding truck ethanol unloading capability, utilizing the existing premium day tank for ethanol and delivering premium direct from the Salt Lake City refinery tankage. New ethanol truck unloading facilities will be installed. New Pumps will also be installed for delivering higher volumes of premium gasoline from the Salt Lake City refinery to the Salt Lake City terminal. An ethanol injection skid will be installed along with piping changing to the existing Salt Lake City terminal to allow the ethanol to be injected in the gasoline stream. This project has been completed.

2.     That certain project AFE# 112120005 at the Mandan refinery, to update additive equipment to allow the offering of Shell additized gasoline. This project has been completed.
3.     That certain project related to AFE # 107120005, which provides for ratio ethanol blending into gasoline on the rack at the Burley, Idaho Terminal by adding truck ethanol unloading capability, adding tankage for ethanol storage and installing new ethanol meters associated with each gasoline loading arm. New ethanol truck unloading facilities will also be installed.
4.     That certain project AFE# 104100015-M at the Mandan refinery, to update the truck rack sprinkler system. This project has been completed.
5.     That certain project number AFE# 122120002 (TCM Idea# 2010113017) at the Mandan refinery, to upgrade the rack blending hydraulic system to reduce/eliminate inaccurate blends at the load rack.
6.     That certain project number TCM Idea # 2011433001 at the Mandan refinery, to move the JP8 to new bay and have three bays for loading product across the rack. This project has been cancelled.
7.     That certain project number TCM Idea # 2011432602 at the Stockton terminal, install a continuous vapor emission monitor on the vapor recovery unit for compliance with air quality regulations.

Page 1/15 of Schedule VI to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For Amorco Contribution Agreement listed on Schedule VII:
Expense Projects

All major expense projects that are within the scope of open Work Orders as of the applicable Closing Date.

Capital Projects

1.     That certain project related to AFE# 097100014 and AFE# 107100014 at the Amorco terminal, which provide repairs and upgrades to the wharf regarding MOTEMS standards.

2.     That certain project related to AFE# 112100001 at the Amorco terminal, which installs a jet mixer system for crude lab testing.

For Long Beach Contribution Agreement listed on Schedule VII:

Expense Projects

1.    Any cost that may be incurred to adjust diesel fuel tank vents near light fixtures after a review is conducted and if action is deemed necessary.

2.     Costs related to substantial repair or replacement project scheduled for 2012 and 2013 for the pipeline segments in the portion of the Southern California Edison right-of-way area immediately adjacent to the marine terminal to address corrosion, and include IO# 3021407 titled “SCA.Wilmington Edison Reroute” and IO# 3021749 titled “SCA.Edison Reroute 24 inch, 16 inch, 14 inch”.

Capital Projects

1.     That certain project related to AFE# 072104079LBT titled “UG Piping - LBT” related to underground pipeline repairs at the Terminal. In addition, any subsequent new projects to address the same specific under-ground piping issues per AFE# 072104079LBT (i.e. a second phase UG Piping project) that would occur on or before the end of year 2015.

2.     That certain project related to the TCM Idea# 2012433432 AFE# 125120020 titled “LBT Berth 84a Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

3.    That certain project related to the TCM Idea# 2012433433 AFE# 125120021 titled “LBT Berth 86 Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

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4.     Any remaining costs of those certain projects related to the leak detection on the Terminal and Terminal Pipelines which are substantially complete and include AFE# 107110002, AFE# 117110001, AFE# 117110003, AFE# 117110002, and AFE# 125120002.
For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

Expense Projects
None.
Capital Projects
Any capital costs or expenses that may be incurred for the installation of a custody transfer meter related to the AFE# 125120017 titled “CROF Custody Transfer Meter and Station”.
For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:
Expense Projects
Expenses associated with the API 653 internal inspection, the Carson Crude Terminal Tank 401 (AFE# 13E1219120001BP/WBS 19125.E012.975) scheduled to start in November 2013, including without limitation, cleaning of such Tank (including any waste removal) and any repairs to such Tank required as a result of such inspection.
Capital Projects
None.
For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:
Expense Projects
1.    All 2013 and 2014 costs related to AFE# 136104215BP-M (PRISM ID 32503) for a partial replacement of Rhodia Sulfuric Acid Line 29 will be reimbursed by TRMC to cover the 2014 expenditure of $1.1 million for line neutralization, the pig run and tie-ins. Subject to confirmation with the refinery on exact outage dates, the bulk of this cost will be incurred in March and April.
2.    All 2013 costs or 2013 carry-over costs related to AFE# 13E1012000002BP-M12 & 13E1012000002BP-M5 PRISM ID 32518 (under the 2013 AFE # 13E1012000002BP) for the Manual Entry Corrosion Program at Terminal 2 will be reimbursed by TRMC. All 2014 costs will be covered by the Partnership’s 2013 budget.
3.    All remaining 2013 inspection and repair costs related to AFE# 13E1012000002BP-M2 (PRISM ID 32549) associated with the Marine Terminal 2 - TK 218 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and

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approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”
4.    All remaining 2013 inspection and repair costs related to AFE# 13E1212000001-M (PRISM ID 31418) associated with the Marine Terminal 2 - TK 205 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”
5.    Remaining expenses related to AFE# 13E1179000001-M (PRISM ID 32040) to upgrade PLC systems in the LA Basin will be reimbursed by TRMC.
6.    All remaining 2013 inspection and repair costs related to AFE# 13E1212000002-M (PRISM ID 31419) associated with the Marine Terminal 2 - TK 217 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”
7.    All remaining expenses related to AFE# 136104222BP-M (PRISM ID 32556) associated with the Pipeline OQ Verification will be reimbursed by TRMC.
8.    All remaining 2013 inspection and repair costs related to AFE# 13E1012000006-M (PRISM ID 31409) associated with the Carson Products - TK VH1 - API 653 Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.

Capital Projects

1.     Maintenance capital expenditures related to that certain AFE# 136104194BP-M (PRISM ID 32480) at Terminal 2 to replace all fire water piping at Berths 76, 77 and 78 areas of Terminal 2 in Long Beach, CA with new piping. This project will also replace all associated valves, fixtures, monitors, and fire-fighting accessories.
2.    Maintenance capital expenditures related to that certain TCM Idea# 2013434229 (PRISM ID 25829) at Terminal 2 to replace the existing bladder type foam tank with two atmospheric tanks and foam skids located at either end of the facility along with new piping to support the installation.
3.    Maintenance capital expenditures related to that certain TCM Idea# 2013434243 (PRISM ID 20054) at Terminal 2 to replace the existing loading arms at T2's Berth 77 and 78. The current parts are so old that they are no longer readily available, so in order to properly maintain this equipment to minimize down-time for repairs, these arms should be replaced with the newest models.
4.    All capital expenditures related to that certain AFE# 136104077BP-M (PRISM ID 32481) for MOTEMS dock side piping upgrades at Terminal 2.

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5.    Maintenance capital expenditures related to that certain AFE# 145120008 (PRISM ID 32560) at Terminal 2 to replace the main 12kV electrical switchgear that experienced electrical damage due to several factors: nearing its equipment service life, component degradation, exposure to the elements. The main copper busbar component of the switchgear was recently replaced and dipped in epoxy coating. However, during the repairs, cracks on the insulation of the main horizontal operating bus were discovered. The exterior enclosure is slowly showing signs of corrosion and the glastic insulation materials are degrading.
6.    Upon TRMC’s approval to complete the following projects, all capital costs incurred to connect the Los Angeles Wilmington and Carson refinery systems, as well as the crude and product pipeline systems: TCM Idea# 2013434786, AFE# 132110022-M (TCM Idea# 2013434419), TCM Idea# 2013434788, AFE# 132110023-M (TCM Idea# 2013434417), AFE# 132110025-M (TCM Idea# 2013434418), AFE# 132110030-M (TCM Idea# 2013434420), AFE# 132110031-M (TCM Idea# 2013434784), TCM Idea# 2013434785 and AFE# 132110026 (TCM Idea# 2013434137).
7.    Upon TRMC’s approval to complete the project, all capital costs related to the project at Terminal 2 targeted to reduce Tesoro’s demurrage cost due to barge delivered additive alternative, under AFE# 132110024-M (TCM Idea# 2013434220).
8.    All capital costs related to AFE# 131907046, the implementation of an equivalent solution using Tesoro ECC 6 MOC module, including necessary configuration changes and customization of interfaces to be completed and executed in line with other transformation projects identified as part of integrating other BP assets such as TMS5 to DTN Guardian3, Load Tracker, etc. in the Logistics area.
9.    All capital costs related to AFE# 131907047. As a part of the BP Carson Tranche 1 Contribution Agreement, Tesoro acquired Maximo, i-Maintain, Maximo Mobile and Primavera. These applications are used for scheduling and managing routine maintenance tasks and planning capital projects (Primavera). These business functions will be transitioned to SAP PM (using GWOS) and a TSO instance of Primavera. This initiative should be performed in line with Maximo to SAP PM transformation project and with other logistics and refining projects.
10.    All capital costs related to AFE# 131907045. This project, in conjunction with Tesoro's acquisition of the BP Carson City Refinery, is designed to transition and successfully integrate the Southwest's Logistics Mechanical Integrity Inspection System Information Technology assets into the Tesoro Information Technology application landscape.
For West Coast Assets Contribution Agreement listed on Schedule VII:
Expense Projects
1.    Nikiski Terminal. Tesoro Alaska shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to reinstate water supply to the Operating Company’s Nikiski Terminal in connection with the water suppression system.

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2.    Anacortes Light Ends Rail Facility. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:
◦to determine the adequacy of fire water at the facility;
◦with respect to any modifications needed to be made to fire water system to provide adequate fire water; and
◦for relocation of the knockout drum, if relocation is required.

3.    Anacortes Storage Facility

•TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore Tank 135 to API 653 specifications. TRMC shall be deemed to be the generator of all hazardous waste and other waste removed from Tank 135 in connection with such cleaning and restoration and shall be responsible for all obligations arising as the generator of such hazardous waste and other waste.

•TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for decommissioning and repair of sewer lines for Tanks 165 and 166.

4.    Martinez Light Ends Rail Facility. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:

◦to determine the adequacy of fire water at the facility; and
◦with respect to any modifications needed to be made to fire water system to provide adequate fire water.

5.    Martinez Clean Products Truck Rack. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:

◦if required to supplement data currently available in the baseline inspections records in order to properly document corrosion, to carry out new tank corrosion inspections on Tanks 777, 778 and 890, as well as any repairs resulting from such inspections to meet API 653 standards; and
◦with respect to Tank 777, the tank berm size and tank proximity evaluation scheduled to completed by year-end 2014, as well as any required adjustments resulting therefrom.

6.    Martinez Light Ends Storage. If required to supplement data currently available in the baseline inspection records in order to properly document pipe integrity, TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for inspections and analyses conducted to confirm baseline pipe integrity by year-end 2014, as well as any repairs arising from defects identified through such inspections.

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7.    Tesoro Alaska Pipeline

•Tesoro shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to carry out the repairs and tests identified in the Coffman Engineers report dated May 8, 2014, including the planned hydro-test in 2015 and any resulting repairs therefrom.

•Tesoro shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to carry out repairs identified pursuant to the inspection on the Tesoro Alaska Pipeline as a result of the inspection scheduled to begin June 30, 2014.

Capital Projects
Martinez Capital Projects

1.    All capital costs related to AFE# 127100012 - Design, procure, and install Biodiesel Blending Facility at existing Martinez Tract 3 Truck Loading Rack.
2.    All capital costs related to AFE# 132100017 - Martinez gasoline loading rack filtration.
3.    All capital costs related to AFE# TBD regarding Fall Protection for Top Loading Tank Cars and Trucks.
4.    All capital costs related to AFE# 132100017 regarding the installation of a new Tract 3 Gasoline Loading Rack Filtration System to replace the existing rental units.
5.    All capital costs related to AFE# PTS 12475 regarding LPG Tank Car Loading Rack Improvements.
6.    All capital costs related to AFE# TBD regarding the installation of a system to add ExxonMobil additives to gasoline at the Tr. 3 truck loading rack.
7.    All capital costs related to AFE# 145110009 regarding the implementation of Tesoro Alaska Pipeline mainline delivery strainer.

Alaska Capital Projects
1.    All capital costs related to AFE# 125100055 - Additive reservoir tank and pumping system for the Nikiski Terminal truck loading rack.
2.    All capital costs related to AFE# 125110005 - Fabrication and installation of a skid-mounted clay treatment system at the Tesoro Alaska Pipeline Port of Anchorage delivery facility.

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5.    All capital costs related to AFE# 125110007 - Provision of inline strainers upstream of the Kenai Pump station pipeline pumps and upstream of the Anchorage receiving station control valve.
6.    All capital costs related to AFE# 124100034 - Purchase and installation of (5) IP CCTV Cameras, and security video monitoring station for Tesoro Alaska Pipeline Anchorage control room (located at the Port of Anchorage Industrial Park), MLV 7 on Northernlights Blvd, and the ASIG Filter Building located at Ted Stevens International Airport.
7.    All capital costs related to AFE# 145110002 regarding the installation of semi-deep cathodic protection wells, a new rectifier and electrical service at the Tesoro Alaska Pipeline.
8.    All capital costs related to AFE# 124100030 regarding new CCTV monitoring system at the Nikiski Terminal.
9.    All capital costs related to AFE# 145120005 regarding a new cathodic protection anode bed and rectifier for the Nikiski Terminal.

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For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

Capital Projects
TRMC shall reimburse the Partnership Group for:
1.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following piping systems projects: AFE# 136104160BP (TCM Idea# 2013218160), TCM Idea# 2013212538, TCM idea# 2013212540 and TCM Idea# 2013212539. For any such projects listed above in this section 1 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

2.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following instrumentation and control projects: AFE# 154100014 (TCM Idea# 2014217001), TCM Idea #2014217008, AFE# 136104169BP (TCM Idea# 2013218169), AFE# 136104190BP (TCM Idea# 2013218190), TCM Idea# 2013212558, and TCM Idea # 2014217023. For any such projects listed above in this section 2 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

3.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following tank improvements: TCM Idea# 2014217135 (tk 56), TCM Idea# 2013212585 (tk 1), TCM Idea# 2014217132 (tk 90), TCM Idea# 2014217133 (tk 11), TCM Idea# 2013212575 (tk 34), TCM Idea # 2013212587 (tk 35), TCM Idea# 2013212588 (tk 10), TCM Idea# 2013212589 (tk 58), TCM Idea# 2013212592 (tk 39), TCM Idea# 2013212593 (tk 968), TCM Idea# 2013212595 (tk 60), TCM Idea# 2013212596 (tk 69), TCM Idea # 2013212597 (tk 57), TCM Idea# 2013212599 (tk 51). For any such projects listed above in this section 3 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

4.All capital costs related to the repair or replacement of brick structure piping supports, with the scope of repairs to be developed in 2016 and the execution of such repairs to be completed in 2017.

5.All capital costs related to the upgrade or replacement of the cathodic protection system for the tanks as identified through a cathodic protection assessment to be completed prior to year end 2016. An action plan will be developed to address recommendations identified through the assessment. The program is expected to commence in 2016 and will be executed over a 4-year period.

6.All capital costs related to the multi-phase upgrade or replacement of tank level measurement and transmitter instruments, upon mutual consent of TRMC and the Partnership

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of the scope for the multi-year project.  Notwithstanding the foregoing, the Partnership in its sole discretion shall determine the final scope of any element of the tank level instrument upgrade project required to maintain safe operation of the Assets. TRMC’s reimbursement to the Partnership Group for capital costs incurred during the Term to complete the tank level instrument upgrade or replacement project shall not exceed $15,000,000 in the aggregate.

Expense Projects

1.With respect to the Remaining Pipeline 88 Interest (as defined in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII), TRMC shall reimburse the Partnership for any costs and expenses associated with curing any anomalies identified by the August 2015 in-line inspection thereof.

2.With respect to the Tankage (as defined in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII), as well as the land on which such Tankage is located, TRMC shall reimburse the Partnership for any costs and expenses associated with any liabilities, costs and expenses that might be imposed upon the Partnership as operator of the Tankage and which relate to the environmental condition of the land on which the Tankage is located and surrounding lands, including but not limited to any government-imposed fines or remediation costs and natural resource damages, but excluding (i) any liabilities, costs and expenses that arise from any releases or discharges of hydrocarbons or other substances from the Tankage after the date hereof or (ii) any liabilities, costs and expenses that arise from negligent acts or omissions or willful misconduct of the Partnership and its agents, contractors and representatives.

3.Until the later of (i) November 12, 2020 or (ii) the completion of any repairs identified by any applicable non-invasive or external inspections that occurred prior to such date, TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore any tank included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII to API 653 or API 510 specifications that are identified through the Partnership Group’s non-invasive or external inspections.

4.During the term (including any extension thereof) of the Carson II Storage Services Agreement, dated as of November 12, 2015, by and among TRMC, the General Partner, the Partnership and the Operating Company (the “Carson II Storage Agreement”), TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore any tank included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII to API 653 or API 510 specifications, as determined by the results of the first scheduled internal inspection of any such tank after the date hereof (the “First Internal Inspection”). TRMC shall be deemed to be the generator of all hazardous waste and other waste removed from any such tanks in connection with such cleaning and restoration and shall be responsible for all obligations arising as the generator of such hazardous waste and other waste.

a)	TRMC and the Operating Company shall mutually agree on the inspection schedule and the duration of such inspections so as to minimize disruption within

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the Wilmington and Carson refinery systems, with TRMC having the right to approve the final inspection schedule.

b)
If TRMC fails to renew the Carson II Storage Services Agreement, prior to November 12, 2022, in accordance with the terms thereof, the Partnership Group may elect to accelerate API 653 or API 510 inspections prior to the expiration of the Carson II Storage Agreement.

5.Notwithstanding Sections 3 and 4 above, the parties agree that the following tanks included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII have been inspected, cleaned, and repaired to ensure compliance with API 653 or API 510 standards within the 24 months prior to the date hereof, and are excluded from the reimbursement requirements listed above unless such actions fail to meet such compliance standards due to the negligence of TRMC:

Tank Number	Year of Last Inspection
53	2013
87	2013
41	2013
4	2013
88	2013
5	2013
24	2013
325	2013
326	2013
45	2014
65	2014
89	2014
276	2014
289	2014
303	2014
340	2014
50	2014
302	2014
138	2014
139	2014
289	2015
65	2015
969	2015
40	2015
955	2015
194	2015

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For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

KENAI TANKAGE:

Capital Projects
TAC shall reimburse the Partnership Group for:

1.
Upon mutual consent on project scope between TAC and the Partnership, TAC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following instrumentation and control projects: AFE# 2012217023 (TCM Idea# 137100002), TCM Idea# 2014216018, TCM Idea# 2007002425. For any such projects listed above in this section 1 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

2.
All capital costs related to the assessment and upgrade or replacement of tank level measurement and transmitter instruments, upon mutual consent of TAC and the Partnership of the scope for the multi-year project. Notwithstanding the foregoing, the Partnership in its sole discretion shall determine the final scope of any element of the tank level instrument upgrade project required to maintain safe operation of the Assets.

3.	All capital costs related to installation of tank liners during first API 653 inspection cycle to bring each tank into conformance with Alaska Department of Environmental Conversation standards.

4.	All capital costs related to the assessment and necessary upgrades of cathodic protection system including:

•	Additional anode ground beds

•	Additional surface distributed anodes

•	Additional amperes of cathodic protection for on-grade storage tanks

•	Under tank monitoring systems

The program is expected to commence in 2016 and will be executed over a 3-year period.

5.	All capital costs related to internal inspection, assessment and repair of Tank 11 internal floating roof.

Expense Projects

1.
The parties agree that Tank 37 included in the Alaska Assets Contribution Agreement listed on Schedule VII have been inspected, cleaned, and repaired to ensure compliance with API 653 or API 510 standards within the 24 months prior to the date hereof, and are excluded from the reimbursement requirements listed above unless such actions fail to meet such compliance standards due to the negligence of TAC.

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2.	Any costs or expenses related to:

•	Completion of pressure relief documentation, expected to be complete by year-end 2016.

•	Completion of area classification plans per NEC 500.4, expected to be complete by year-end 2017.

ANCHORAGE AND FAIRBANKS TERMINALS:

Capital Projects
TAC shall reimburse the Partnership Group for:

1.	All capital costs related to:

a)	Anchorage Terminal

•	Installation of permanent fire water pipeline supports with proper coating; expected to be complete by year-end 2017.

•	Assessment, evaluation and potential replacement of two deep anode ground beds (No. 2 and No. 5); expected to be completed within cathodic protection program by year-end 2018.

•	Installation of third tank floor on Tank 4236 with either new cathodic protection system or an El Segundo system; expected to be complete by year-end 2020.

•	Assessment and upgrades to add access platforms and roof protection to east side filter vessels; expected to be complete by year-end 2017.

b)	Fairbanks Terminal

•
Assessment, evaluation and potential replacement of two deep anode ground beds and installation of two new rectifiers to allow ground beds to be operated independently; expected to be completed within cathodic protection program by year-end 2018.

Expense Projects

1.	Any costs or expenses related to:

a.	Anchorage Terminal

•	Inspection and assessment of buried product pipeline; expected to be complete by year-end 2017.

•	Assessment of manual operation of rail car sump tankage; expected to be complete by year-end 2017.

b.	Fairbanks Terminal - Any costs or expenses related to:

•	Arc flash assessment; expected to be complete by year-end 2017.
Relief valve sizing and selection assessment; expected to be complete by year-end 2017.

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For Martinez Assets Contribution Agreement listed on Schedule VII:

Capital Projects
TRMC shall reimburse the Partnership Group for:
1.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following secondary containment projects identified for Tract 3 and Tract 6: AFE# 127100010 (TCM Idea# 2007000713), TCM Idea# 2012211027. In addition, TRMC shall reimburse the Partnership for any additional capital costs or expenses that are associated with the regulatory mandated validation of secondary containment volumes for the Spill Prevention Controls and Countermeasures Plan. For any such projects listed above in this section 1 that are required to maintain safe operation and compliance of the Assets, the Partnership shall determine the final project scope in its sole discretion.
2.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following tank repairs, improvements and new build projects: AFE# 152100015 (TCM Idea# 2007000694), TCM Idea# 2007000701, TCM Idea# 2009001043, TCM Idea# 2012211055, TCM Idea# 2012211056, TCM Idea# 2012211080, TCM Idea# 2012211082, TCM Idea# 2013211049, TCM Idea# 2013211073, TCM Idea# 2014211011, TCM Idea# 2014211038, TCM Idea# 2014211040. For any such projects listed above in this section 2 that are required to maintain safe operation and compliance of the Assets, the Partnership shall determine the final project scope in its sole discretion.
3.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the Avon Warf Upgrade project (MOTEMS), AFE# 077100030 (TCM Idea# 2007001314), and the Avon Wharf Pipeline Surge Protection project, AFE # 154100001 (TCM Idea # 2012211075). In addition, TRMC shall reimburse the Partnership for any additional capital costs or expenses that are determined to be required to bring the Avon Wharf into compliance with MOTEMS at the time of the commencement of service of the replacement Wharf, but not for future MOTEMS that may be imposed after the replacement Wharf is approved and permitted for operation. For any such projects listed above in this section 3 that are required to maintain safe operation and compliance of the Assets, the Partnership shall determine the final project scope in its sole discretion.
4.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following miscellaneous projects: TCM Idea# 2007001600, TCM Idea# 2014211008. For any such projects listed above in this section 4 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.
5.All capital costs related to the replacement and associated initial permitting requirements of the Marine Vapor Control System.

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6.All capital costs related to the upgrade or replacement of the cathodic protection system for the tanks as identified through a cathodic protection assessment. An action plan will be developed to address recommendations identified through the assessment. The program is expected to commence in 2017 and will be executed over a 4-year period.
7.All capital costs and expenses that may be associated with the Asset Retirement Obligations with respect to the existing Avon Wharf and its berths (but not including any future costs of demolition and retirement of the structures on the replacement Wharf now being constructed).
8.All capital costs and expenses that may be associated with the removal of abandoned pipelines in the Licensed Premises, but only to the extent that such abandoned pipelines have never been used to provide services under the Martinez Storage Services Agreement and such pipelines are then required to be removed pursuant to applicable law, regulation or governmental order.
9.All capital costs and expenses related to the Getty pipeline thermal expansion assessment and potential relocation of the pipeline above ground, per refinery inspection recommendation.
10.All capital costs and expenses related to the assessment and potential repairs to underground storm water piping.

Expense Projects

1.The parties agree that the following tanks included in the Martinez Tankage Contribution Agreement listed on Schedule VII have been inspected, cleaned, and repaired to ensure compliance with API 653 or API 510 standards within the 24 months prior to the date hereof or the next scheduled tank inspection falls beyond the year 2036, and are excluded from the reimbursement requirements listed above unless such actions fail to meet such compliance standards due to the negligence of TRMC.

Tank Number
026
258
517
601
612
641
690
701
702
709
710
711

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Schedule VII
Contribution Agreements and Applicable Terms
Initial Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, the Operating Company, Tesoro, Tesoro Alaska, TRMC and Tesoro High Plains Pipeline Company LLC
	April 26, 2011	April 26, 2013	April 26, 2016	TRMC and Tesoro Alaska	TRMC	April 26, 2021	Yes

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Amorco Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement dated as of April 1, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	April 1, 2012	April 1, 2014	April 1, 2017	TRMC	TRMC	April 1, 2022	Yes

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Long Beach Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of September 14, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	Execution Date is September 14, 2012, and various Effective Times are upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable	September 14, 2014	September 14, 2017	TRMC	TRMC	September 14, 2022	Yes

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Third Amended and Restated Omnibus Agreement

Anacortes Rail Facility Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of November 15, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	November 15, 2012	November 15, 2014	November 15, 2017	TRMC	TRMC	November 15, 2022	No

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Third Amended and Restated Omnibus Agreement

BP Carson Tranche 1 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of May 17, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	June 1, 2013	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No

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Third Amended and Restated Omnibus Agreement

BP Carson Tranche 2 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of November 18, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro, TRMC and Carson Cogeneration Company	December 6, 2013	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No

Page 6/10 of Schedule VII to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

West Coast Assets Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of June 23, 2014, among the Partnership, the General Partner, the Operating Company, Tesoro Logistics Pipelines LLC, Tesoro, TRMC and Tesoro Alaska
	First Closing Date: July 1, 2014 Second Closing Date has the meaning set forth in this Contribution Agreement	The second (2nd) anniversary of the First Closing Date or the Second Closing Date, as applicable	With respect to Section 3.1(a): Not applicable With respect to Section 3.2: The fifth (5th) anniversary of the First Closing Date or the Second Closing Date, as applicable	Tesoro, TRMC, Tesoro Alaska	Tesoro, TRMC, Tesoro Alaska	The tenth (10th) anniversary of the First Closing Date or the Second Closing Date, as applicable.	Yes

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Third Amended and Restated Omnibus Agreement

2015 Line 88 and Carson Tankage Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement effective as of November 12, 2015, among the Partnership, the General Partner, the Operating Company, Tesoro SoCal Pipeline Company LLC, Tesoro, TRMC and Carson Cogeneration Company
	November 12, 2015	November 12, 2017	November 12, 2020	Tesoro, TRMC, Carson Cogen	Tesoro, TRMC, Carson Cogen	November 12, 2025	Yes

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Third Amended and Restated Omnibus Agreement

2016 Alaska Assets Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement effective as of July 1, 2016, among the Partnership, the General Partner, the Operating Company, Tesoro Alaska Company LLC, and Tesoro KENAI TANKAGE	July 1, 2016	July 1, 2018	July 1, 2021	Tesoro Alaska Company LLC	Not applicable	July 1, 2026	Yes
Contribution, Conveyance and Assumption Agreement effective as of July 1, 2016, among the Partnership, the General Partner, the Operating Company, Tesoro Alaska Company LLC, and Tesoro
ANCHORAGE AND FAIRBANKS TERMINALS
	September 16, 2016	September 16, 2018	September 16, 2023	Tesoro Alaska Company LLC	Not applicable	September 16, 2026	Yes

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Third Amended and Restated Omnibus Agreement

Martinez Assets Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement effective as of November 21, 2016, among the Partnership, the General Partner, the Operating Company, TRMC and Tesoro	November 21, 2016	November 21, 2018	November 21, 2021	TRMC	Not applicable	November 21, 2026	Yes

Page 10/10 of Schedule VII to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule VIII
Administrative Fee and Indemnification Deductibles
Monthly Administrative Fee
$900,000
Annual Environmental Deductible
$800,000

Annual ROW Deductible
$800,000

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Third Amended and Restated Omnibus Agreement

Schedule IX
Special Indemnification Provisions
For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:
Addition to Right of Way Indemnification. As of the Closing Date for the Amorco Contribution Agreement, TRMC shall own the leasehold rights in the “Wharf Lease” issued by the California State Lands Commission and the easements, rights of way and permits for the “SHPL,” all as defined in the Amorco Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the MTUTA. Title to Wharf Lease rights and the SHPL are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Amorco Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the MTUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Amorco Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.

For Long Beach Contribution Agreement listed on Schedule VII:
Addition to Right of Way Indemnification. As of the Closing Date for the Long Beach Contribution Agreement, TRMC shall own the leasehold rights in the “Terminal Lease” issued by the Port of Long Beach and the easements, rights of way and permits for the “Terminal Pipelines,” all as defined in the Long Beach Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the Long Beach Operating Agreement, as defined in the Long Beach Contribution Agreement. Title to Terminal Lease rights and the Terminal Pipelines are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Long Beach Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the BAUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Long Beach Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.

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Third Amended and Restated Omnibus Agreement

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Anacortes Track Use and Throughput Agreement among the General Partner, the Partnership, the Operating Company and TRMC, (iii) the Anacortes Mutual Track Use Agreement among the General Partner, the Partnership, the Operating Company and TRMC, and (iv) the Ground Lease between TRMC and the Operating Company, all dated as of November 15, 2012, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  For the avoidance of doubt, the indemnification provisions of the Third Amended and Restated Omnibus Agreement shall be subordinate to the respective indemnification provisions of each of the other agreements referenced above.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII, (iii) the Master Terminalling Services Agreement - Southern California among TRMC, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, as amended, and (iv) the Carson Storage Services Agreement among TRMC, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements. Notwithstanding anything to the contrary in the Third Amended and Restated Omnibus Agreement, the indemnification provisions of Sections 3.2 and 3.5 thereof shall not apply to the Assets as defined in the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII.

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Third Amended and Restated Omnibus Agreement

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 2 Contribution Agreement listed on Schedule VII, (iii) the Amended and Restated Master Terminalling Services Agreement - Southern California among TRMC, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (iv) the Long Beach Storage Services Agreement among TRMC, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (v) the Berth 121 Operating Agreement between the Operating Company and Carson Cogeneration Company, dated as of December 6, 2013, (vi) the Terminals 2 and 3 Operating Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (vii) the Amended and Restated Long Beach Berth Access Use and Throughput Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (viii) the Long Beach Berth Throughput Agreement among the Partnership, the General Partner, the Operating Company, TRMC and Carson Cogeneration Company, dated as of December 6, 2013, (ix) the SoCal Transportation Services Agreement between TRMC and Tesoro SoCal Pipeline Company LLC, dated as of December 6, 2013, (x) the Long Beach Pipeline Throughput Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (xi) the Carson Coke Handling Services Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (xii) the Coke Barn Lease Agreement between the Operating Company and TRMC, dated as of December 6, 2013 and (xiii) the Terminals 2 and 3 Ground Lease between the Operating Company and TRMC, dated as of December 6, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

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Third Amended and Restated Omnibus Agreement

For West Coast Assets Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Terminalling Services Agreement - Nikiski, among the General Partner, the Partnership, the Operating Company and Tesoro Alaska, (iii) the Terminalling Services Agreement - Anacortes, among the General Partner, the Partnership, the Operating Company and TRMC, (iv) the Terminalling Services Agreement - Martinez, among the General Partner, the Partnership, the Operating Company and TRMC, and (v) the Storage Services Agreement - Anacortes, the Terminalling Services Agreement - Anacortes, among the General Partner, the Partnership, the Operating Company and TRMC, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Carson II Storage Agreement, and (iii) Amendment No. 1 to the (SoCal) Transportation Services Agreement dated November 12, 2015, between TRMC and Tesoro SoCal Pipeline Company LLC, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

For 2016 Alaska Assets Contribution Agreement listed on Schedule VII:

Other. The Partnership Group agree that, after the Effective Date, they shall not knowingly breach any covenants of TAC contained in that certain Asset Purchase Agreement dated as of November 20, 2015 by and between Flint Hills Resources Alaska, LLC and TAC (the “Flint Hills APA”) as if the Partnership Group were parties thereto instead of TAC.

Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Kenai Storage Services Agreement, and (iii) the Alaska Terminalling Services Agreement, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to

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Third Amended and Restated Omnibus Agreement

issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

Notwithstanding any other provisions of the Third Amended and Restated Omnibus Agreement, the indemnification obligations of the Tesoro Entities under Section 3.1(a) of the Third Amended and Restated Omnibus Agreement with regard to the 2016 Environmental Consent Decree are limited to reimbursement for any capital expenditures that the Partnership Group may be required to make to comply therewith and any fines or other penalties which may be levied for any failure therewith (except to the extent such fines or other penalties are the result of the failure of the Partnership Group to comply therewith with regard to the contributed assets) and such indemnification obligations shall extend to or cover any increased ongoing operating or maintenance expenses incurred by the Partnership Group in connection with their compliance therewith.

For Martinez Assets Contribution Agreement listed on Schedule VII:

Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Martinez Storage Services Agreement, dated as of November 21, 2016, between TRMC and the Operating Company; (iii) the Avon Marine Terminal Operating Agreement, dated as of November 21, 2016, between TRMC and the Operating Company; (iv) the License Agreement, dated as of November 21, 2016, between TRMC and the Operating Company; and (v) the Avon Marine Terminal Sublease Agreement and the Avon Marine Terminal Use and Throughput Agreement to be entered into between TRMC and the Operating Company pursuant to Section 2.5 of the Martinez Assets Contribution Agreement, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

Page 5/5 of Schedule IX to Fourth Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement